UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report February 11, 2011
(Date of earliest event reported)

Commission File Number 0-16211

DENTSPLY International Inc.
(Exact name of registrant as specified in its charter)

Delaware	39-1434669
(State of Incorporation)	(IRS Employer Identification No.)

221 West Philadelphia Street,
York, Pennsylvania	17405-0872
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
(717) 845-7511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Willie A. Deese was appointed to the Board of Directors of the Company on February 11, 2011.  Attached is a copy of the Press Release announcing Mr. Deese’s appointment.  A decision has not yet been made as to the Board Committee to which Mr. Deese will be assigned. Mr. Deese will participate in the same compensation plans as the other Directors, which are the Directors Deferred Compensation Plan and the Company’s Equity Incentive Plan.

Item 9.02 Financial Statements and Exhibits

(d)   Exhibits:

99.1   DENTSPLY International Inc. press release dated February 11, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY INTERNATIONAL INC.

By:	/s/ Brian M. Addison
Brian M. Addison
Vice President, Secretary and General Counsel

Date: February 14, 2011